NYSE American Symbol – UEC

Uranium Energy Corp Chairman and Former United States Secretary of Energy Spencer Abraham Speaking Virtually at the BMO Global Metals and Mining Conference

Corpus Christi, TX, March 2, 2021 - Uranium Energy Corp (NYSE American: UEC; “UEC” or the “Company”) is pleased to announce that Spencer Abraham, UEC’s Chairman and former United States Secretary of Energy, will be speaking tomorrow, March 3rd, 2021, in a virtual fireside chat format at the BMO Global Metals and Mining Conference.

Interested investors can access Spencer Abraham’s live fireside chat at 5:45 PM EST through the following registration link: bmo.qumucloud.com/view/2021-gmm-uraniumenergycorporation

A replay of the session will be made available on the BMO conference web app after the conference, accessible to registered attendees.

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium mining and exploration company. In South Texas, the Company’s hub-and-spoke operations are anchored by the fully-licensed Hobson Processing Facility which is central to the Palangana, Burke Hollow and Goliad ISR projects. In Wyoming, UEC controls the Reno Creek project, which is the largest permitted, pre-construction ISR uranium project in the U.S. Additionally, the Company controls a pipeline of uranium projects in Arizona, New Mexico and Paraguay, a uranium/vanadium project in Colorado and a large, high-grade ferro-titanium project in Paraguay. The Company’s operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE American: UEC

WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.